2009 Shareholders' Meeting

UNITY
B·A·N·K

April 23rd, 2009

UNITY BANCORP·INC

A tough year for the financial sector…
• 2008 was a period of unprecedented financial, credit and
 capital market stress
 – Consumers living beyond their means
 – Since 2001, home prices rose 46%
 – 3.3% decline in median income
 – Fannie and Freddie create secondary market for subprime
 mortgages
 – Brokerage firms are allowed to leverage 30 to 1

How has the recession affected UNITY?
• Unity’s 2008 results were affected by:
 – Markets for the guaranteed portion of SBA loans have closed down
 – Scale back of the SBA program
 – Other-than-temporary impairment charges (“OTTI”) of $1.5
 million in 2008
 – Higher provision for loan losses due to the economy
 – Increase in past due accounts
 – Increase in FDIC insurance

UNITY’S Accomplishments!
• Despite this challenging environment, Unity’s performance in
 2008 included the following accomplishments:
 – Total assets increased 19.4 percent
 – Total loans increased 16.2 percent
 – Total deposits increased 17.6 percent
 – Continued improvements in infrastructure
 – Unity remains well-capitalized
 – Unity remains profitable

Strategic Direction
• 2009 Sales Direction
 • One sales leader, one bank with common goals
 • Everyone working as a team
• Capitalize on market turmoil
 • Increasing market share
• Relationship-based business model
• Focus on demand deposits and savings versus high cost time deposits
• Stabilize Credit Quality
• Effective cost control

Lackawanna
Pike
Luzerne
Sussex
Passaic
Monroe
Bergen
Carbon
Warren
Morris
Essex
Northampton
Union
Lehigh
Hunterdon
Somerset
Berks
Middlesex
Bucks
Mercer
Monmouth
Montgomery
Chester
Delaware
Burlington
Ocean
Camden
Gloucester
Salem

UNITY’S Branch Network

Recent UNITY Highlights
• Brought the items processing function in-house
• ATM conversion to a surcharge free network
• ATM upgrades and security enhancements
• E-statements (“Go Green!”)
• Enhancements to the E-corp system
• VISA gift cards
• New residential mortgage website - online applications
• Marketing promotions, brand recognition

unitybank.com • 1.800.618.BANK (2265)
"Unity Bank is a community bank ready to lend to consumers and businesses.
Through these turbulent times, we are here to assist the financial needs of our community and continue to grow with you."
James A. Hughes
President/CEO
Unity Bank
FDIC
UNITY BANK
growing with you!

unitybank.com • 1.800.618.BANK (2265)
Our gift to you.
3.30% APY
Loyalty Savings
no minimum balance
While everyone else is giving less, we want to give more.
As a Unity checking account holder, you'll be rewarded for your loyalty with a great rate on savings.
UNITY BANK
growing with you!

"Unity makes us feel comfortable and secure."
- The Clinton House Restaurant & Bakery
unitybank.com
UNITY BANK
growing with you!
FDIC
Clinton House

Unity Bank WELCOMES you to the neighborhood!
We want to meet you!
gift card
VISA
FDIC
628 North Wood Avenue
so we can say hello &
$25 VISA

Welcome Stefanie

UNITY BANCORP•INC

Marketing Initiatives

Key Bank Ratios
For the year ended December 31, 2008
Unity
NJ FDIC-
Insured
Commercial
Banks
All FDIC-
Insured
Commercial
Banks
Return on Average Assets
0.23%
0.46%
0.16%
Return on Average Equity
3.72%
4.85%
1.62%
Efficiency Ratio
71.90%
81.93%
58.32%
Total Nonperforming Assets to Total Assets
1.87%
1.34%
1.82%
Net Charge-offs to Average Loans
0.40%
0.35%
1.31%

Income Statement
(dollars in thousands)
For the years ended
%
2008
2007
Change
Net Interest Income
$ 27,291
$ 24,426
11.7%
Provision for Loan Losses
(4,500)
(1,550)
190.3%
Noninterest Income
4,612
6,511
-29.2%
OTTI Charges & Net Security (Losses) Gains
(1,918)
(571)
235.9%
Noninterest Expense
(22,939)
(22,113)
3.7%
Net Income Before Taxes
2,546
6,703
-62.0%
Net Income
$ 1,930
$ 4,725
-59.2%
Net Income per Share - Diluted
$ 0.25
$ 0.63
-60.3%

Net Interest Margin

4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2004
2005
2006
2007
2008
Unity
FDIC-Insured Commercial Banks

UNITY BANCORP•INC

Prime Rate
5.25%
7.25%
8.25%
7.25%
3.25%

$1,000
$900
$800
$700
$600
$500
$400
$300
$515
$614
$694
$752
$898
8.4%
19.4%
2004
2005
2006
2007
2008

Total Asset Growth
(dollars in millions)
➢ In 2008, Unity grew total assets
by 19.4% versus 10.2 % for all
FDIC-Insured Commercial Banks.

$700
$650
$600
$550
$500
$450
$400
$350
$300
$374
$449
$508
$590
$686
16.2%
16.1%
2004
2005
2006
2007
2008

UNITY BANCORP•INC

Total Loan Growth
(dollars in millions)
➢ In 2008, Unity grew total loans
by 16.1% versus 3.2% for all FDIC-
Insured Commercial Banks.

Nonperforming Loans by Category
(dollars in thousands)
12/31/2008
12/31/2007
Category
$ Value
# of Loans
$ Value
# of Loans
SBA 7(a)
4,228
49
2,110
32
SBA 504
4,600
3
-
-
Commercial
5,247
8
1,630
6
Residential Mortgage
1,808
7
1,192
7
Consumer
237
8
529
7
Total
16,120
75
5,461
52
Selected Ratios
12/31/2008
12/31/2007
Net Charge-offs to Average Loans
0.40%
0.14%
Nonperforming Loans to Total Loans
2.35%
0.93%
Allowance for Loan Losses to Total Loans
1.51%
1.42%

$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$434
$522
$566
$601
$707
6.2%
17.6%
2004
2005
2006
2007
2008

UNITY BANCORP•INC

Total Deposit Growth
(dollars in millions)
➢ In 2008, Unity grew total
deposits by 17.6% versus 10.6%
for all FDIC-Insured Commercial
Banks.

Capital Ratios

Leverage Ratio
10.00%
9.50%
9.00%
8.50%
8.00%
7.50%
7.00%
2004
2005
2006
2007
2008

Tier 1 Risk-Based Capital Ratio
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
2004
2005
2006
2007
2008

Total Risk-Based Capital Ratio
14.00%
13.00%
12.00%
11.00%
10.00%
2004
2005
2006
2007
2008

Unity Bancorp, Inc.
FDIC-Insured Commercial Banks

UNITY’S Capital & Dividend Policy
• Unity is to maintain a well-capitalized Bank
 – Capital Purchase Program (“CPP”) participation, $20.6 million,
 5% annual dividend
• The Board established a targeted dividend ratio of 20 percent of the Company’s earnings and will be paid once annually
• Curtailment of stock dividend

125.0%
100.0%
75.0%
50.0%
25.0%
0.0%
Price/Tangible Book
106.6%
113.4%
68.6%
58.9%
55.8%
34.1%
23.3%
0.0%-0.5%
0.5%-1.0%
1.0%-2.0%
2.0%-3.0%
3.0%-4.0%
4.0+%
Nonperforming Assets/Total Assets

UNITY BANCORP • INC

Stock Price Valuation
Unity Bancorp, Inc.
Market Price of $3.90/Book Value of $6.99 = 55.8% Price/Book Ratio
All publicly traded banks with assets < $5 billion

Compelling Investment Considerations
• Deep discount to book
• Knowledgeable and experienced management team
• Prudent risk management practices
• Current focus on capital management, liquidity and overall asset quality
• Positioned for economic rebound
• Insider ownership

 growing with you!
The previous slides contained data from the
following sources:
• FDIC-Insured Commercial Banks
 (All & NJ-only):
 ➢ Obtained from FDIC.gov Quarterly Banking
 Profile
• All publicly traded banks with assets < $5
 billion
 ➢ Obtained from SNL Financial